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                                  EXHIBIT 99.18





POPULAR 2005-B INVESTOR PROPERTIES               DEAL NAME                          DATA
----------------------------------
MI DATA                                       MI FLAG                    Y/N
                                              % OF POOL COVERED            %            0
                                              EFFECTIVE LTV                %        76.86

WA DTI                                                                     %        18.95

DTI DISTRIBUTION                              DTI < 10.00                  %        49.61%
                                              DTI 10.00-19.99              %         6.79%
                                              DTI 20.00-29.99              %         9.89%
                                              DTI 30.00-39.99              %        10.17%
                                              DTI 40.00-49.99              %        17.36%
                                              DTI 50.00-59.99              %         6.19%
                                              DTI 60.00-69.99              %         0.00%

LTV DISTRIBUTION                              CLTV < 20.00                 %         0.00%
                                              CLTV 20.01-30.00             %         0.26%
                                              CLTV 30.01-40.00             %         0.77%
                                              CLTV 40.01-50.00             %         1.55%
                                              CLTV 50.01-60.00             %         3.33%
                                              CLTV 60.01-70.00             %        11.92%
                                              CLTV 70.01-80.00             %        49.83%
                                              CLTV 80.01-90.00             %        32.12%
                                              CLTV 90.01-100.00            %         0.23%
                                              CLTV > 100.00                %         0.00%

                                                                                      DATA           DATA
LOAN BALANCE DISTRIBUTION                    $0.00-25,000                # & %          0            0.00%
                                             $25,001-50,000              # & %         11            1.24%
                                             $50,001-75,000              # & %         53            8.28%
                                             $75,001-100,000             # & %         38            8.18%
                                             $100,001-150,000            # & %         50           15.21%
                                             $150,001-200,000            # & %         28           12.09%
                                             $200,001-250,000            # & %         21           11.29%
                                             $250,001-300,000            # & %         20           13.46%
                                             $300,001-350,000            # & %         15           11.79%
                                             $350,001-400,000            # & %          8            7.27%
                                             $400,001-450,000            # & %          3            3.14%
                                             $450,001-500,000            # & %          3            3.57%
                                             $500,001-550,000            # & %          1            1.34%
                                             $550,001-600,000            # & %          0            0.00%
                                             $600,001-650,000            # & %          1            1.50%
                                             $650,001-700,000            # & %          1            1.64%
                                             $700,001-750,000            # & %          0            0.00%
                                             $750,001-800,000            # & %          0            0.00%
                                             $800,001-850,000            # & %          0            0.00%
                                             $850,001-900,000            # & %          0            0.00%
                                             $900,001-950,000            # & %          0            0.00%
                                             $950,001-1,000,000          # & %          0            0.00%
                                             > $1,000,001                # & %          0            0.00%

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Please populate column D (&E) with the corresponding pool characteristics in
Column B.

- For values in currency format, omit $.

- For values in percentage format, provide data to 3 decimal places and omit %.

- For WAC Net Rate, subtract servicing fee, trustee fee, and initial MI fee.

- For MI Flag, Y or N.